Federated Hermes International Strategic Value Dividend Fund
Portfolio of Investments
February 28, 2023 (unaudited)
Shares		Value in U.S. Dollars
	COMMON STOCKS—99.0%
	Communication Services—17.0%
610,070	BCE, Inc.	$26,991,518
714,700	Deutsche Telekom AG, Class REG	16,049,772
381,540	Elisa Communications Oyj	21,664,042
6,928,200	Koninklijke KPN NV	23,746,217
526,200	SK Telecom Co. Ltd.	17,940,222
2,105,775	Telefonica Brasil, ADR	15,688,024
534,125	Telenor ASA	5,992,146
879,750	TELUS Corp.	17,489,430
	TOTAL	145,561,371
	Consumer Staples—19.5%
775,045	British American Tobacco PLC	29,344,151
414,800	Coca-Cola Europacific Partners PLC	22,814,000
3,255,650	Coca-Cola Femsa S.A.B. de C.V.	23,530,574
7,423,820	Kimberly-Clark de Mexico	14,850,480
370,200	Koninklijke Ahold NV	11,746,773
1,916,800	Orkla ASA	12,889,356
249,510	Philip Morris International, Inc.	24,277,323
559,300	Unilever PLC	27,853,143
	TOTAL	167,305,800
	Energy—11.2%
565,165	Enbridge, Inc.	21,202,489
545,600	Pembina Pipeline Corp.	17,913,433
606,925	TC Energy Corp.	24,156,905
523,279	TotalEnergies SE	32,367,870
	TOTAL	95,640,697
	Financials—16.3%
84,725	Allianz SE	19,903,797
125,150	Bank of Montreal	11,861,046
272,510	Canadian Imperial Bank of Commerce	12,462,165
77,261	Muenchener Rueckversicherungs-Gesellschaft AG	26,647,848
1,102,100	Nordea Bank Abp	13,954,149
106,450	Royal Bank of Canada	10,808,049
421,775	Scor SA	10,362,367
432,200	Sumitomo Mitsui Financial Group, Inc.	18,913,553
31,630	Zurich Insurance Group AG	14,990,901
	TOTAL	139,903,875
	Health Care—13.6%
209,900	Bayer AG	12,494,432
323,665	Novartis AG	27,228,868
41,800	Roche Holding AG	12,047,643
320,081	Sanofi	29,971,366
966,100	Sonic Healthcare Ltd.	20,902,782
455,825	Takeda Pharmaceutical Co. Ltd.	14,030,550
	TOTAL	116,675,641
	Industrials—4.5%
1,461,393	BAE Systems PLC	15,772,706

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Industrials—continued
337,600	Deutsche Post AG	$14,325,766
56,000	Siemens AG	8,571,625
	TOTAL	38,670,097
	Materials—2.7%
1,499,000	Amcor PLC	16,698,860
182,473	UPM - Kymmene Oyj	6,618,415
	TOTAL	23,317,275
	Utilities—14.2%
638,900	Canadian Utilities Ltd., Class A	16,757,956
1,012,120	E.On AG	11,061,161
388,700	Emera, Inc.	15,397,021
1,734,375	Enel SpA	9,731,354
312,090	Fortis, Inc. / Canada	12,350,942
649,307	Iberdrola SA	7,450,947
2,335,395	Italgas SpA	13,295,831
1,185,697	National Grid-SP PLC	14,901,087
2,307,825	Snam Rete Gas SpA	11,328,241
1,242,275	Terna SpA	9,335,994
	TOTAL	121,610,534
	TOTAL COMMON STOCKS (IDENTIFIED COST $848,259,937)	848,685,290
	INVESTMENT COMPANY—0.8%
6,401,104	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 4.61%[1] (IDENTIFIED COST $6,400,831)	6,401,104
	TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $854,660,768)	855,086,394
	OTHER ASSETS AND LIABILITIES - NET—0.2%[2]	1,922,319
	TOTAL NET ASSETS—100%	$857,008,713
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended February 28, 2023, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 11/30/2022	$6,484,033
Purchases at Cost	$74,776,531
Proceeds from Sales	$(74,863,251)
Change in Unrealized Appreciation/Depreciation	$(98)
Net Realized Gain/(Loss)	$3,889
Value as of 2/28/2023	$6,401,104
Shares held as of 2/28/2023	6,401,104
Dividend Income	$92,092
1
7-day net yield.
2
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at February 28, 2023.

Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser's valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of February 28, 2023, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$24,277,323	$—	$—	$24,277,323
International	280,972,891	543,435,076	—	824,407,967
Investment Company	6,401,104	—	—	6,401,104
TOTAL SECURITIES	$311,651,318	$543,435,076	$—	$855,086,394
The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt